UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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■ Definitive Proxy Statement

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□ Soliciting Material Under to § 240.14a-12

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

2909 Hillcroft, Ste. 420

Houston, Texas 77057

November 23, 2011

Dear Stockholder:

You are cordially invited to attend our 2011 Annual Meeting of Stockholders to be held on Friday, December 23, 2011, at 3:00 p.m. local time at our offices located at 2909 Hillcroft, Ste. 420, Houston, Texas 77057.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2011 Annual Meeting of Stockholders and Proxy Statement.

It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Voting by proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

Sincerely,

/s/ ALLEN R. HARTMAN

Allen R. Hartman

Chairman, President and Chief Executive Officer

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 23, 2011

To Hartman Short Term Income Properties XX, Inc. Stockholders:

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders of Hartman Short Term Income Properties XX, Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on Friday, December 23, 2011, at 3:00 p.m. local time at our offices located at 2909 Hillcroft, Ste. 420, Houston, Texas 77057. The purposes of the meeting are to:

1.

Elect three directors to hold office until the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.

To consider and vote upon amendments to the Company’s Third Amended and Restated Articles of Incorporation dated March 5, 2011(the “Charter”);

3.

To ratify Weaver Tidwell LLP as our independent registered public accounting firm for the year ending December 31, 2011.

4.

Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on November 15, 2011 are entitled to receive this notice and to vote at the meeting.

You may obtain directions to attend the 2011 Annual Meeting of Stockholders of the Company by calling toll free 1-800-880-2212.

All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

By Order of the Board of Directors

/s/ JAMES H. STOKES, JR.

James H. Stokes, Jr.

Secretary

Houston, Texas

November 23, 2011

PLEASE VOTE — YOUR VOTE IS IMPORTANT

TABLE OF CONTENTS

PROXY STATEMENT	1
QUESTIONS AND ANSWERS	1
PROPOSAL 1	4
ELECTION OF DIRECTORS	4
CERTAIN INFORMATION ABOUT MANAGEMENT	5
BENEFICIAL OWNERSHIP OF EQUITY SECURITIES	11
PROPOSAL 2	12
APPROVAL OF AMENDMENTS TO OUR CHARTER	12
AUDIT COMMITTEE REPORT	15
PROPOSAL 3	18
RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS	18
STOCKHOLDER PROPOSALS	20
OTHER MATTERS	20
APPENDIX A	A-1

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

2909 Hillcroft, Ste. 420

Houston, Texas 77057

PROXY STATEMENT

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted upon at our 2011 Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.

Q:

Why did you send me this proxy statement?

A:

We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2011 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. This proxy statement, the proxy card and our 2010 annual report to stockholders are being mailed to you on or about November 23, 2011.

Q:

What is a proxy?

A:

A proxy is a person who votes the shares of stock of another person who does not attend a meeting. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or give your proxy by telephone or over the Internet, you are giving us your permission to vote your shares of common stock at the annual meeting. The person who will vote your shares of common stock at the annual meeting is either James H. Stokes, Jr. or Louis T. Fox, III. They will vote your shares of common stock as you instruct. If you sign and return the proxy card, and give no instructions, the proxies will vote FOR all of the director nominees, FOR the amendments to the Company’s Charter and FOR the ratification of the auditors. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card. This is why it is important for you to return the proxy card to us as soon as possible whether or not you plan on attending the meeting in person.

Q:

When is the annual meeting and where will it be held?

A:

The annual meeting will be held on Friday, December 23, 2011, at 3:00 p.m. local time at our offices located at 2909 Hillcroft, Ste. 420, Houston, Texas 77057.

Q:

How many shares of common stock can vote?

A:

As of the close of business on the record date of November 15, 2011, there were 1,404,028.5497 shares of our common stock issued and outstanding. Every stockholder of record as of the close of business on November 15, 2011 is entitled to one vote for each share of common stock held at that date and time. Fractional shares will have corresponding fractional votes.

Q:

What is a “quorum”?

A:

A “quorum” consists of the presence in person or by proxy of stockholders holding 50% of the outstanding shares. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum.

Q:

What may I vote on?

A:

You may vote on the election of nominees to serve on the board of directors, the proposed amendments to the Company’s Charter, the ratification of the auditors, and on any other proposal presented for a vote at the annual meeting.

Q:

How does the board of directors recommend I vote on the proposals?

A:

The board of directors recommends a vote (1) FOR each of the nominees for election as director who are named as such in this proxy statement, (2) FOR the proposed amendments to the Company’s Charter, and (3) FOR the ratification of the auditors.

Q:

Who is entitled to vote?

A:

Anyone who owned our common stock at the close of business on November 15, 2011, the record date, is entitled to vote at the annual meeting.

Q:

How do I vote?

A:

You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the annual meeting. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may submit their proxy via mail, using the enclosed proxy card.  If you attend the annual meeting, you also may submit your vote in person, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the annual meeting. If you return your signed proxy card, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted FOR the nominees for director, FOR the amendments to the Company’s Charter, FOR the ratification of the auditors and with respect to any other proposals to be voted upon, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxies.

Q:

Will my vote make a difference?

A:

Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company.

Q:

What if I return my proxy card and then change my mind?

A:

You have the right to revoke your proxy at any time before the vote by:

(1)

notifying James H. Stokes, Jr., our secretary, in writing at our offices located at 2909 Hillcroft, Ste. 420, Houston, Texas 77057;

(2)

attending the meeting and voting in person; or

(3)

returning another proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q:

How will voting on any other business be conducted?

A:

Although we do not know of any business to be considered at the annual meeting other than the election of directors, the approval of the amendments to the Charter and the ratification of the auditor, if any other business is properly presented at the annual meeting, your proxy gives authority to James H. Stokes, Jr., our General Counsel and Secretary, and Louis Fox, our CFO Treasurer, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:

Who pays the cost of this proxy solicitation?

A:

The Company will pay all the costs of soliciting these proxies. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:

Is this proxy statement the only way that proxies are being solicited?

A:

No. In addition to mailing proxy solicitation material, our directors and officers, and employees of Hartman Advisors, LLC, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our directors or officers, or to employees of Hartman Advisors, LLC, for such services.

Q:

If I plan to attend the annual meeting in person, should I notify anyone?

A:

While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would call us toll free at 1-800-880-2212 to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:

Whom should I call if I have any questions?

A:

If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

Investor Relations

2909 Hillcroft, Ste. 403

Houston, Texas 77057

Call toll free at (800) 888-2212

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all three members of our board of directors. Those persons elected will serve as directors until the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for re-election as directors:

·

Allen R. Hartman

·

Jack Tompkins

·

Rick Ruskey

Each of the nominees for director is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below.

If you return a properly executed proxy card, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may designate a substitute nominee or fill the vacancy through a majority vote of the remaining directors.  If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required; Recommendation

The vote of holders of a majority of all shares present in person or by proxy at a meeting of stockholders duly called at which a quorum is present, without the necessity for concurrence by the board of directors, is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have the same effect as votes cast against each director. A properly executed proxy card, indicating “FOR ALL” will be considered a vote in favor of all nominees for re-election as director. A properly executed proxy card, indicating “FOR ALL EXCEPT” will be considered a vote in favor of all nominees except those nominees you specifically list and a vote against the nominees you specifically list. A properly executed proxy card, indicating “WITHHOLD ALL” will be considered a vote against all directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES FOR ELECTION AS DIRECTORS

CERTAIN INFORMATION ABOUT MANAGEMENT

Board of Directors

In accordance with applicable law and our Charter and bylaws, the business and affairs of the Company are managed under the direction of our Board of Directors.

Board Membership Criteria and Selection of Directors

The Nominating and Corporate Governance Committee (“Nominating Committee”) of the Board of Directors annually reviews the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflict with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors shall be individuals who possess a reputation and hold positions or affiliations befitting a director of a publicly held company and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. A majority of our directors must be independent, as defined in our Charter. Moreover, as required by our Charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage.

The Board of Directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Each of our nominees was recommended to the Board of Directors by our Nominating Committee.  All director nominees then stand for election by the stockholders annually.

In its nomination review process, the Nominating Committee solicits candidate recommendations from its own members and management of the Company.  The Nominating Committee may engage the services of a search firm to assist in identifying potential director nominees. The Nominating Committee also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by the Nominating Committee, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential directors, the Nominating Committee will consider each candidate without regard to the source of the recommendation and take into account those factors that the Nominating Committee determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Section 11 of our bylaws.

In considering possible candidates for election as a director, the Nominating Committee is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; (v) represent the long-term interests of our stockholders as a whole; and (vi) represent a diversity of background and experience.

Director Nominees

Our Board of Directors has nominated each of the following individuals for election as a director to serve until our 2012 Annual Meeting of Stockholders and until his successor is elected and qualifies. Each nominee currently is a director of the Company.

Name	Age	Position
Allen R. Hartman	59	Chairman, Chief Executive Officer and President
Jack Tompkins	65	Director (Independent)
Rick Ruskey	57	Director (Independent)

Allen R. Hartman, age 59, has served as our CEO and Chairman of our Board of Directors as well as President of our advisor, Hartman Advisors, and our property manager, HIR Management since our inception in February, 2009. In 1984, Mr. Hartman formed Hartman Management and began sponsoring private real estate investment programs. Over the next 24 years, Mr. Hartman built Hartman Management into one of the leading commercial property management firms in the state of Texas and sponsored 20 privately offered programs and one publicly offered program that invested in commercial real estate in Houston, San Antonio and Dallas, Texas. In 1998, Mr. Hartman merged the Hartman real estate programs and formed Hartman Commercial Properties REIT (HCP REIT), now known as Whitestone REIT. He served as CEO and Chairman of the Board of HCP REIT until October, 2006. In April, 2008, Mr. Hartman merged 4 of the 5 Hartman programs to form Hartman Income REIT (HIREIT) and contributed the assets and ongoing business operations of Hartman Management into Hartman Income REIT Management, a wholly owned subsidiary of HIREIT. Currently Mr. Hartman oversees a staff of 55 employees who manage 32 commercial properties encompassing over 4.77 million square feet. In addition to his day-to-day management responsibilities, Mr. Hartman serves as the principal officer of each Hartman sponsored investment program. Mr. Hartman attended the University of Colorado and studied Business Administration.

Jack I. Tompkins, age 65, has served as an independent director of the Company since our inception in February, 2009.  Mr. Tompkins has served since 1998 as Chairman & CEO of ARTA Equity Advisors, L.L.C., which was formed to engage in various entrepreneurial opportunities. After obtaining his MBA from Baylor University, Mr. Tompkins began his career with Arthur Young & Co., working as a certified public accountant there for three years before joining Arthur Andersen, L.L.P., where he was elected to the partnership in 1981 and served until 1988. While at Andersen he was in charge of the Merger and Acquisition Program for the Houston office as well as head of the Natural Gas Industry Group. From 1988 until October 1996, Mr. Tompkins served as Chief Financial Officer, Senior Vice President and Chief Information, Administrative & Accounting Officer of a large publicly traded energy company. Corporate functions reporting to Mr. Tompkins included financial planning, risk management, tax, accounting, information systems, administration and internal audit. Mr. Tompkins served as Chairman & CEO of Automotive Realty Trust Company of America from its inception in 1997 until its sale to a publicly traded REIT in January 1999. Automotive Realty was formed to engage in the business of consolidating real estate properties owned by automobile dealerships into a REIT. From March to September of 1999, Mr. Tompkins served as interim Executive Vice President and CFO of Crescent Real Estate Equities as the Company restructured. Mr. Tompkins served as an independent director of Hartman XIX from July 2009 until March 2010 and as an independent director of Hartman Income REIT from January 2008 until July 2009. Mr. Tompkins previously served on the board of directors of Bank of America Texas and Michael Petroleum Corp. He is a member of American Institute of Certified Public Accountants.

Richard R. Ruskey, age 56, has served as an independent director of the Company since April, 2011.  Mr. Ruskey began his professional career in 1978 as a Certified Public Accountant with the accounting firm of Peat, Marwick, Mitchell, & Co. in St. Louis, Missouri where he obtained extensive experience in both the audit and tax departments.  In 1983 he joined the firm of Deloitte, Haskins, & Sells as a manager in the tax department.  In 1986 Mr. Ruskey transitioned into the security brokerage industry as the chief financial officer of Westport Financial Group.  Within a one year period he became a full-time broker and due diligence officer for the firm.  In 1990 he continued his career in financial services by joining the broker dealer firm of R. T. Jones Capital Equities, Inc. where he served as due diligence officer.  In June 2010 Mr. Ruskey joined the broker dealer firm of Moloney Securities Co. Inc. where he currently serves as an investment broker and due diligence officer.  Mr. Ruskey received dual B.S. degrees in Accounting and Finance in 1978 from Southern Illinois University – Carbondale. He is a Certified Public Accountant and Certified Financial Planner and is a member of the American Institute of Certified Public Accountants and the Missouri Society of Certified Public Accountants.  He has been an active investor in numerous real estate and business ventures throughout his 30 year career in financial services.

Board Meetings and Annual Stockholder Meeting

The Board of Directors held four meetings during the fiscal year ended December 31, 2010. Each director attended all of his board and committee meetings in 2010. Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend.

Independence

As required by our Charter, a majority of the members of our Board of Directors must qualify as “independent” as affirmatively determined by the board. The board consults with our legal counsel and counsel to the independent directors to ensure that the board’s determinations are consistent with our Charter and applicable securities and other laws and regulations regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that Messrs. Tompkins and Ruskey, who comprise the majority of our board, qualify as independent directors.

Board Committees

Audit Committee

The Audit Committee meets on a regular basis at least four times a year. Our Audit Committee is comprised of our two independent directors, Jack Tompkins and Richard Ruskey. Our Board of Directors has adopted our Audit Committee Charter and it is posted on Hartman’s web site at www.hi-reit.com. The audit committee’s primary functions are to evaluate and approve the services and fees of our independent auditors; to periodically review the auditors’ independence; and to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls that management has established, and the audit and financial reporting process.

Compensation Committee

We have established a Compensation Committee to assist the board of directors in discharging its responsibility in all matters of compensation practices, including any salary and other forms of compensation for our officers and our directors, and employees in the event we ever have employees. Our Compensation Committee is comprised of our two independent directors, Jack Tompkins and Richard R. Ruskey. Our Board of Directors has adopted our Compensation Committee Charter and it is posted on Hartman’s web site at www.hi-reit.com. The primary duties of the Compensation Committee include reviewing all forms of compensation for our executive officers, if any, and our directors; approving all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of our shares; and advising on changes in compensation of members of the Board of Directors.

Nominating and Corporate Governance Committee

We have established a Nominating and Corporate Governance Committee (“Nominating Committee”). Our Nominating Committee is comprised of our two independent directors, Jack Tompkins and Richard R. Ruskey. Our Board of Directors has adopted our Nominating Committee Charter and it is posted on Hartman’s web site at www.hi-reit.com. The Nominating Committee will recommend nominees to serve on our Board of Directors. The Nominating Committee will consider nominees recommended by stockholders if submitted to the committee in accordance with the procedures specified in our bylaws. Generally, this requires that the stockholder send certain information about the nominee to our corporate secretary between 120 and 150 days prior to the first anniversary of the mailing of notice for the annual meeting held in the prior year. Because our directors take a critical role in guiding our strategic direction and oversee our management, board candidates must demonstrate broad-based business and professional skills and experiences, concern for the long-term interests of our stockholders, and personal integrity and judgment. In addition, directors must have time available to devote to board activities and to enhance their knowledge of our industry. The Nominating Committee is responsible for assessing the appropriate mix of skills and characteristics required of board members in the context of the perceived needs of the board at a given point in time and shall periodically review and recommend for approval by the board any updates to the criteria as deemed necessary.

Diversity in personal background, race, gender, age and nationality for the board as a whole may be taken into account favorably in considering individual candidates. The nominating committee will evaluate the qualifications of each director candidate against these criteria in making its recommendation to the Board concerning nominations for election or reelection as a director. The process for evaluating candidates recommended by our stockholders pursuant to our bylaws will be no different than the process for evaluating other candidates considered by the Nominating Committee.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board by mail at: Chairman of the Hartman Short Term Income Properties XX, Inc. Audit Committee, c/o Corporate Secretary, 2909 Hillcroft, Ste. 420, Houston, Texas 77057.

The chairman of the Audit Committee will receive all communications made by these means, and will distribute such communications to such member or members of our Board of Directors as deemed appropriate by the chairman of the Audit Committee, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded by the chairman of the Audit Committee to the members of the Audit Committee for review.

Board Leadership Structure

Allen Hartman serves as both our Chairman of the Board and Chief Executive Officer. The Board of Directors believes that independent oversight of management is an important component of an effective Board of Directors. The independent directors have determined that the most effective board of directors’ leadership structure for the Company at the present time is for the Chief Executive Officer to also serve as Chairman of the board of directors. The independent directors believe that because the Chief Executive Officer is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of board deliberations, the Chief Executive Officer is the director best qualified to act as Chairman of the board. The board of directors retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate. In addition, although we do not have a lead independent director, the board of directors believes that the current structure is appropriate, as the Company has no employees and is externally managed by our advisor, whereby all operations are conducted by our advisor or its affiliates.

The Board of Directors also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many seek to achieve by separating the roles. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers and officers and key personnel of our advisor. Some of the relevant processes and other corporate governance practices include:

A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full board of directors. In addition, all matters that relate to our sponsor, our advisor or any of their affiliates, must be approved by a majority of the independent directors. The audit committee is comprised entirely of independent directors.

Each of our directors is elected annually by our stockholders.

Our advisor has a one-year contract, with an annual review by, and renewal subject to the approval of, our board of directors. The fees paid to our advisor must be deemed reasonable, as determined by our independent directors, on an annual basis.

The Board’s Role in Risk Oversight

The Board of Directors oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.

The full Board of Directors is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of our executive officers and our advisor. In particular, the Board of Directors may determine at any time to terminate the advisor, and must evaluate the performance of the advisor, and re-authorize the advisory agreement, on an annual basis.

In addition, the Audit Committee is responsible for assisting the board of directors in overseeing the Company’s management of risks related to financial reporting. The Audit Committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. The Audit Committee reviews any potential material issues that are raised related to the Company’s financial statements or accounting policies. Additionally, in connection with the annual audit of the Company’s financial statements, the audit committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics that is applicable to all members of our board of directors, our officers and employees, and the employees of our advisor. The policy may be located on our website at www.hi-reit.com.  If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Compensation of Directors

Directors who are also officers or employees of the Company, our advisor or their affiliates (Mr. Hartman) do not receive any special or additional remuneration for service on the board of directors or any of its committees. Each non-employee director receives compensation for service on the board of directors and any of its committees as provided below.

We pay each of our independent directors:

·

an annual retainer of $10,000;

·

$1,000 for each board meeting attended in person;

·

3,000 shares of restricted common stock annually; and

·

$500 for each committee meeting attended in person (committee chairmen receive no additional compensation for serving in that capacity).

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

Director Compensation Table

The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2010:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (1)	Total
Allen Hartman	-------	-------	-------	-------	-------	-------	-------
Jack Tompkins	$12,750	$30,000	-------	-------	-------	-------	$42,750
Larry Bouffard	$7,500	$15,000	-------	-------	-------	-------	$22,500

(1) Amount represents reimbursement of travel expenses incurred by directors to attend various director meetings.

Compensation Committee Interlocks and Insider Participation

The Company does not separately compensate its executive officers. During the fiscal year ended December 31, 2010, our executive officers, Messrs. Hartman, Fox and Stokes, all served as executive officers of HIREIT. In addition, Mr. Hartman served as a director of HIREIT. Since Messrs. Hartman, Fox and Stokes are also officers of our advisor and its affiliates, they did not receive any separate compensation from us for service as our executive officers and/or directors, and also did not receive any separate compensation for their service as executive officers and/or directors of those entities. See “Transactions with Related Persons, Promoters and Certain Control Persons” below for a description of the transactions during the year ended December 31, 2010 between the Company and companies with which Messrs. Hartman, Fox and Stokes are affiliated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. Directors, officers and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2010 or written representations that no additional forms were required, to the best of our knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons during 2010.

Executive Officers

In addition to Allen R. Hartman, the following individuals serve as an executive officers of the Company:

Louis T. Fox, III, age 51, is our Chief Financial Officer and Treasurer. Mr. Fox also serves as Chief Financial Officer for our advisor and our property manager. He has responsibility for financial reporting, accounting, treasury and investor relations. Prior to joining Hartman Management (now, HIR Management) in March, 2007, Mr. Fox served as Chief Financial Officer of Legacy Brands, a restaurant group from April, 2006 until January, 2007. Prior to that, Mr. Fox served as Chief Financial Officer of Unidynamics, Inc., a specialized EPC manufacturer of unique handling system solutions for the marine and energy industries from January, 2004 until April, 2006. He also served as Treasurer and CFO of Goodman Manufacturing, a major manufacturer of residential and commercial HVAC products for 9 years prior to that. In addition to his years of experience in the manufacturing industry, he has served in senior financial positions in the construction and debt collection service concerns. Fox is a former practicing certified public accountant. He received a Bachelor of Arts degree in accounting from the University of Texas at San Antonio. He started his career as a tax accountant with Arthur Andersen & Co.

James H. Stokes Jr., age 54, is our General Counsel and Secretary. Mr. Stokes also serves as General Counsel for both our advisor and property manager. In this capacity, Stokes manages our advisor’s in-house legal department and is responsible for all legal matters affecting the Hartman companies. Before joining Hartman Management, (now HIR Management) in September, 2006, Stokes spent over 20 years in his own private law practice, primarily in real estate, corporate law, bankruptcy and civil litigation. He also served as a branch manager for First Colony Commonwealth Title Company and American National Title. Stokes graduated from the University of Texas with a B.A. degree from the Plan II honors program in 1978 and continued his education at the University of Texas School of Law where he received his J.D in 1981.

Compensation of Executive Officers

Our executive officers, including our principal financial officer, do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.

Our executive officers are also officers of Hartman Advisors, our advisor, and its affiliates, Hartman Income REIT Management, Inc., our property manager, and are compensated by these entities, in part, for their services to us. We pay fees to such entities under our advisory agreement, dealer manager agreement and property management and leasing agreement. We also reimburse Hartman Advisors for its provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we pay to our advisor, dealer-manager and property manager, or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of November 15, 2011, regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 1,404,028.5497 shares of common stock outstanding as of November 15, 2011. The address of each beneficial owner listed below is c/o Hartman Short Term Income Properties XX, Inc., 2909 Hillcroft, Ste. 420, Houston, Texas 77057.

Name of Beneficial Owner	Amount and Nature of Shares Beneficially Owned (1)
	Number	Percentage
Allen R. Hartman (2)	19,000	1.35
Louis Fox	0	0
James H. Stokes, Jr.	0	0
Jack Tompkins	3,000	*
Larry Bouffard	1,500	*
Rick Ruskey	0	0
All Officers and Directors as a group	23,500	1.67
Jack Cardwell	114,400	8.15

* Represents less than 1% of the outstanding common stock.

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following November 15, 2011. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)

Includes 19,000 shares owned by Hartman XX Holdings. Mr. Hartman is the sole stockholder of Hartman XX Holdings and controls the voting and disposition decisions of Hartman XX Holdings.

PROPOSAL 2

APPROVAL OF AMENDMENTS TO OUR CHARTER

On July 28, 2011, our Board of Directors unanimously adopted a resolution to amend, and to recommend that our stockholders approve amendments to, Articles II, VIII, IX and XIV of the Charter. Under the proposed amendments, the language in certain provisions of our Charter would be revised to conform more closely to the corresponding provisions set forth in the current Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association (the “NASAA Guidelines”). The amendments are summarized below.

A proposal to strike the first two sentences of Section 8.11(b) of the Company’s Third Amended and Restated Articles of Incorporation and replace them with the following language from Section III.C.1 and 2 of the NASAA Statement of Policy regarding Real Estate Investment Trusts:

“The Sponsor and each Person selling Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or each Person selling Shares on behalf of the Company shall ascertain that the prospective Stockholder: (1) meets the minimum income and net worth standards established for the Company in section 8.11(a) above; (2) can reasonably benefit from an investment in the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (3) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (4) has apparent understanding of:  (i) the fundamental risks of the investment; (ii) the risk that the Stockholder may lose the entire investment; (iii) the lack of liquidity of the Shares; (iv) the restrictions on transferability of the Shares; (v) the background and qualifications of the Sponsor or the Advisor; and (vi) the tax consequences of the investment.”

A proposal to add the following language from Section III.C.3 and 4  of the NASAA Statement of Policy regarding Real Estate Investment Trusts to Section 8.11 of the Company’s Third Amended and Restated Articles of Incorporation:

“The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company will make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, Net Worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.”

“The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate investment for a Stockholder. The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain these records for at least six years.”

A proposal to add the following sentence to the end of Section 9.1 of the Company’s Third Amended and Restated Articles of Incorporation:

“The Advisor or any Affiliate may not sell this Initial Investment while the Advisor remains a Sponsor but may transfer the shares representing the Initial Investment to other Affiliates of the Sponsor.”

A proposal to strike the last sentence of Section 9.5 of the Company’s Third Amended and Restated Articles of Incorporation and replace it with the following language:

“Payment of such fee shall be made only if the Property Manager provides a substantial amount of services in connection with the sale of a Property or Properties.”

A proposal to add the following language immediately after the first sentence of Section 9.7 of the Company’s Third Amended and Restated Articles of Incorporation:

“The Independent Directors shall have the fiduciary responsibility of limiting such expenses to amounts that do not exceed such limitations unless such Independent Directors shall have made a finding that, based on such unusual and non-recurring factors which they deem sufficient, a higher level of expenses is justified for such year. Any such findings and the reasons in support thereof shall be reflected in the minutes of the meeting of the Directors.”

A proposal to add the following language immediately after the first sentence of Section 14.2 of the Company’s Third Amended and Restated Articles of Incorporation:

“If the appraisal will be included in a Prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the SEC and the states as an Exhibit to the Registration Statement for the offering.”

Reasons for and General Effect of the Proposed Amendments

We commenced our initial public offering of shares of our common stock pursuant to a Registration Statement on Form S-11 that was declared effective by the SEC on February 9, 2010.  At such time, our Charter substantially complied with the requirements of the NASAA Guidelines, including the provisions of Articles IV, VIII, IX and XV.  As of the date of this proxy statement, we have received the authorizations necessary to offer and sell our shares of common stock in 37 U.S. jurisdictions.  However, our authorization to offer and sell our shares of common stock in the state of Alabama is contingent upon our undertaking to amend the Charter as set forth in this proxy statement.

With respect to the proposed amendments, the Alabama Securities Commission has taken the position that the provisions in our Charter must comply verbatim with the NASAA Guidelines, and therefore has required that the above provisions in our Charter be revised. Approval of the proposed amendments would have no effect regarding (i) shareholders suitability requirements, (ii) the payment of any fees by the Company, or (iiv) the Company entering into any roll-up transaction. If the proposed amendments to our Charter are not approved by our stockholders at the annual meeting or any adjournment thereof, we will contact the Alabama Securities Commission to discuss the effect of the non-approval of the amendments on our offering in that state. It is possible that the Commission may determine that we will not be permitted to offer or sell our shares of common stock in the state of Alabama.

As a result of our desire to be able to make offers and sales of our shares of common stock to residents of Alabama, and in order to comply with our undertaking to the Alabama Securities Commission, our board of directors has determined that the proposed amendments to our Charter are desirable and should be approved by our stockholders.

In order for this Proposal No. 2 to be approved by our stockholders, the affirmative vote of a majority of all votes entitled to be cast at the annual meeting must be cast in favor of the proposal. If our stockholders adopt the proposed amendments to our Charter, we will file our First Articles of Amendment to the Third Amended and Restated Articles of Incorporation with the State Department of Assessments and Taxation of Maryland, and the First Articles of Amendment to the Third Amended and Restated Articles of Amendment will be effective upon acceptance by the State Department of Assessments and Taxation of Maryland.

If you return a properly executed proxy card, unless you direct the proxies to vote against the proposal or to abstain from voting on the proposal, the individuals named as proxies will vote your shares for the proposal.

Vote Required; Recommendation

The favorable vote of a majority of all votes entitled to be cast at a meeting of stockholders is necessary for approval of the amendments to the Company’s Charter. For purposes of approving the amendments to the Company’s Charter, abstentions and broker non-votes will have the same effect as votes cast against the amendments. A properly executed proxy card, indicating “FOR” will be considered a vote in favor of the proposed amendments. A properly executed proxy card, indicating “AGAINST” will be considered a vote against the proposed amendments. A properly executed proxy card, indicating “ABSTAIN” will be considered an abstention in the vote on the proposed amendments.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” FOR THE PROPOSED
AMENDMENTS TO THE COMPANY’S CHARTER.

AUDIT COMMITTEE REPORT

Independent Auditors

During the year ended December 31, 2010, RBSM, LLP (“RBSM”) served as our independent auditors. The Audit Committee has selected Weaver Tidwell, LLP as our independent auditors to audit our financial statements for the year ending December 31, 2011. The audit committee reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

The Audit Committee reviewed the audit services performed by RBSM, as well as the fees charged by RBSM for such services. In its review of the non-audit services and fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of RBSM. The aggregate fees billed to us for professional accounting services, including the audit of the Company’s annual financial statements by RBSM , for the years ended December 31, 2010 and 2009, are set forth in the table below.

	Year Ended December 31, 2010	Year Ended December 31, 2009
Audit fees	$38,550	$10,191
Audit-related fees	-------	-------
Tax fees	-------	-------
All other fees	-------	-------
Total	$38,550	$10,191

For purposes of the preceding table, RBSM’s professional fees are classified as follows:

·

Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by RBSM in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, and audits of acquired properties or businesses or statutory audits for our subsidiaries or affiliates.

·

Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, statutory subsidiary or equity investment audits incremental to the audit of the consolidated financial statements and general assistance with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002 and other SEC rules promulgated pursuant to the Sarbanes-Oxley Act of 2002.

·

Tax fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

·

All other fees – These are fees for other permissible work performed that do not meet the above- described categories, including assistance with internal audit plans and risk assessments.

Pre-Approval Policies

The audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre- approval, it will require “specific” pre-approval by the audit committee.

All requests for services to be provided by the independent auditor that do not require specific pre- approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. The chairman of the audit committee has been delegated the authority to specifically pre- approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts, require specific pre-approval by the audit committee prior to engagement of RBSM. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairman of the audit committee in accordance with this policy are to be disclosed to the full audit committee at the next regularly scheduled meeting.

All services rendered by RBSM for the years ended December 31, 2010 and 2009 were pre-approved in accordance with the policies and procedures described above.

Report of the Audit Committee

Pursuant to the audit committee charter adopted by our board of directors, the audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by overseeing the independent auditors and reviewing the financial information to be provided to the stockholders and others, the system of internal control over financial reporting that management has established and the audit and financial-reporting process. The audit committee is composed of two independent directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing and the members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee’s role does not provide any special assurance with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The audit committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

In this context, in fulfilling its oversight responsibilities, the audit committee reviewed the 2010 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company.

The audit committee reviewed with RBSM, which was responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed by the applicable auditing standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). The audit committee has received the written disclosures from the independent registered public accounting firm required by Public Company Accounting Oversight Board (United States) (“PCAOB”) Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with the independent registered public accounting firm its independence within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC.

The audit committee discussed with RBSM the overall scope and plans for the audit. The audit committee meets periodically with RBSM, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.

In reliance on these reviews and discussions, the audit committee recommended to the board of directors that the 2010 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

November 23, 2011

The Audit Committee of the Board of Directors:

Jack Tompkins (Chairman)

Rick Ruskey

PROPOSAL 3

RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Weaver Tidwell, LLP to serve as our independent registered public accounting firm for the year ending December 31, 2011.

The Board of Directors asks shareholders to ratify the selection of Weaver Tidwell, LLP as our independent registered public accounting firm.  Although ratification is not required by our bylaws or otherwise, and the Board is not bound by a vote either for or against the proposal, the Board of Directors believes ratification by shareholders is a matter of good corporate governance.  If the selection is not ratified, the Board will consider whether it is appropriate to select another registered public accounting firm.  Even if the selection is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.  The Board does not expect a representative from Weaver Tidwell, LLP to attend the 2011 annual meeting and, accordingly, no representative from Weaver Tidwell, LLP is expected to make a statement or be available to respond to questions.

Our Board of Directors unanimously recommends that you vote “For” the ratification of the appointment of Weaver Tidwell, LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2011.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Our independent directors have reviewed the material transactions between our affiliates and us during the year ended December 31, 2010. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair to the Company.

Advisory Agreement

We are party to an Advisory Agreement with Hartman Advisors whereby Hartman Advisors manages our day-to-day operations and identifies and makes investments on our behalf. In return, we pay to Hartman Advisors a monthly asset management fee equal to 0.625% of our average invested assets and reimburse costs and expenses incurred by Hartman Advisors in providing asset management services. No fees and expenses are recorded for the year ended December 31, 2010. We also pay to Hartman Advisors up to 2.5% of the contract purchase price of each property or asset that we acquire, along with reimbursement of acquisition expenses. We recorded an asset acquisition fee of $47,875 for the the year ended December 31, 2010. We also pay to Hartman Advisors a financing fee equal to 1.0% of the amount available under any debt financing that we obtain and use for the acquisition of properties and other investments. No such payments were recorded for the year ended December 31, 2010.  We reimburse the expenses incurred by Hartman Advisors in connection with its provision of administrative services, including related personnel costs, subject to the limitation that we do not reimburse Hartman Advisors for any amount by which the operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceed the greater of (i) 2.0% of average invested assets, or (ii) 25.0% of net income other than any additions to reserves for depreciation, bad debt or other similar non-cash reserves and excluding any gain from the sale of assets for that period.

Our Advisory Agreement has a one-year term expiring February 9, 2012, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Our independent directors are required to determine, at least annually, that the compensation to Hartman Advisors is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that such compensation is within the limits set forth in our Charter. Upon termination of the Advisory Agreement, we may be required to pay to Hartman Advisors a performance fee similar to the performance fee described above if Hartman Advisors would have been entitled to a subordinated participation in net sale proceeds had the portfolio been liquidated (based on an independent appraised value of the portfolio) on the date of termination.

Allen R. Hartman, our chief executive officer, president and chairman of our board of directors, owns 70% of the ownership and voting interests of Hartman Advisors. Mr. Hartman also is the chief executive officer and president of Hartman Advisors. Louis T. Fox, III, our chief financial officer and treasurer, is the executive vice president and chief financial officer of Hartman Advisors and James H. Stokes, Jr., our general counsel and Secretary is senior vice president, general counsel and secretary of Hartman Advisors.

Property Management and Leasing Agreement

We are party to a Property Management Agreement with Hartman Income REIT Management, Inc. (“HIRM”).  Pursuant to the agreement, we will pay to HIRM fees up to (i) 3.0%-4.0% of gross revenues for the management of office buildings and (ii) 5.0% of gross revenues for the management of office buildings, retail centers and office/warehouse buildings, plus leasing commissions based upon the customary leasing commissions applicable to the geographic location of the property, subject to certain limits. We also reimburse HIRM’s costs of managing and leasing the properties.   No such fees and expenses were recorded for the year ended December 31, 2010.

Our Property Management Agreement has a one-year term expiring February 9, 2012, subject to an unlimited number of successive one-year renewals.

Allen R. Hartman, our chief executive officer, president and chairman of our board of directors, indirectly owns 15.46% of the ownership and voting interests of HIRM. Mr. Hartman also is the chief executive officer and president of HIRM. Louis T. Fox, III, our chief financial officer and treasurer, is the executive vice president, chief financial officer and Treasurer of HIRM.  James H. Stokes, Jr., our general counsel and secretary, is the senior vice president, general counsel and secretary of HIRM.

Certain Conflict Resolution Procedures

In order to reduce or eliminate certain potential conflicts of interest, our Charter contains a number of restrictions relating to (1) transactions we may enter into with our advisor and its affiliates, (2) certain future offerings, and (3) allocation of investment opportunities among affiliated entities. These restrictions include, among others, the following:

·

We will not purchase or lease properties from our sponsor, our advisor, any of our directors or any of their respective affiliates unless a majority of the directors, including a majority of the independent directors, not otherwise interested in such transaction determines that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor, unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any property at an amount in excess of its current appraised value. We will not sell or lease properties to our sponsor, our advisor, any of our directors or any of their respective affiliates unless a majority of the directors, including a majority of the independent directors, not otherwise interested in the transaction determines that the transaction is fair and reasonable to us.

·

We will not make any loans to our sponsor, our advisor, any of our directors or any of their respective affiliates, except that we may make or invest in mortgage loans involving our sponsor, our advisor, our directors or their respective affiliates, provided, among other things, that an appraisal of the underlying property is obtained from an independent appraiser and the transaction is approved by a majority of the directors, including a majority of the independent directors, not otherwise interested in such transaction as fair and reasonable to us and on terms no less favorable to us than those available from unaffiliated third parties. In addition, our sponsor, our advisor, any of our directors and any of their respective affiliates will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

·

Hartman Advisors and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, Hartman Advisors must reimburse us for the amount, if any, by which our total operating expenses, including the advisor asset management fee, paid during the immediately prior four consecutive fiscal quarters exceeded the greater of: (i) 2% of our average invested assets for such year, or (ii) 25% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of our assets, for such year.

We will not enter into any other transaction with our sponsor, our advisor, any of our directors or any of their affiliates, including the acceptance of goods or services from our sponsor, our advisor, any of our directors or any of their affiliates, unless a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction approve such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the 2012 Annual Meeting of Stockholders must be received by our secretary, James H. Stokes, Jr., at our offices no later than July 25, 2012, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2012 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2012 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary, James H. Stokes, Jr., at our offices no earlier than June 25, 2012 and no later than July 25, 2012. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2011 Annual Meeting of Stockholders other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.

A copy of the Company’s 2010 annual report to stockholders, filed with the SEC, is enclosed herewith. You may also obtain our other SEC filings and certain other information concerning the Company through the Internet at www.sec.gov. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

By Order of the Board of Directors

/s/ JAMES H. STOKES, JR

James H. Stokes, Jr.

Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

APPENDIX A

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

FIRST ARTICLES OF AMENDMENT TO

THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION

Hartman Short Term Income Properties XX, Inc., a Maryland corporation (the “Company”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Third Amended and Restated Articles of Incorporation (“Articles of Incorporation”) of the Company are hereby amended by deleting therefrom the definition of “Acquisition Expenses” in Section 2.2 of Article II and inserting in lieu thereof the following definition of “Acquisition Expenses” in Section 2.2 of Article II:

"Acquisition Expenses" means any and all expenses including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance, and miscellaneous expenses related to selection and acquisition of properties, whether or not acquired.

SECOND: The Articles of Incorporation of the Company are hereby amended by deleting therefrom Section 8.11 of Article VIII and inserting in lieu thereof the following Section 8.11 of Article VIII:

(a)

Stockholders shall have: (1) a minimum annual gross income of $70,000 and a minimum Net Worth (determined exclusive of home, home furnishings and automobiles) of $70,000; or (2) a minimum Net Worth (determined exclusive of home, home furnishings, and automobiles) of $250,000.

(b)

The Sponsor and each Person selling Shares on behalf of the Sponsor or Company shall make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or each Person selling Shares on behalf of the Sponsor or Company shall ascertain that the prospective Stockholder:  (1) meets the minimum income and net worth standards established for the Company in section 8.11(a) above; (2) can reasonably benefit from an investment in the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (3) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (4) has apparent understanding of:  (i) the fundamental risks of the investment; (ii) the risk that the Stockholder may lose the entire investment; (iii) the lack of liquidity of the Shares; (iv) the restrictions on transferability of the Shares; (v)  the background and qualifications of the Sponsor or the Advisor; and (vi) the tax consequences of the investment.  In the case of a fiduciary account, the standards set forth in this section 8.11(b) shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the Shares if the donor or grantor is the fiduciary.

(c)

The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company will make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, Net Worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.

(d)

The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate investment for a Stockholder. The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain these records for at least six years.

(e)

In connection with the Company’s initial public offering only, the minimum purchase of Shares is $10,000, except for IRAs which may purchase a minimum of $5,000 of Shares.

THIRD: The Articles of Incorporation of the Company are hereby amended by adding the following language to the end of Sections 9.1.

The Advisor or any Affiliate may not sell this Initial Investment while the Advisor remains a Sponsor but may transfer the shares representing the Initial Investment to other Affiliates of the Sponsor.

FOURTH: The Articles of Incorporation of the Company is hereby amended by deleting therefrom the last sentence of Section 9.5 of Article IX and replacing it with the following language:

Payment of such fee shall be made only if the Property Manager provides a substantial amount of services in connection with the sale of a Property or Properties.

FIFTH: The Articles of Incorporation of the Company are hereby amended by deleting therefrom Section 9.7 of Article IX and inserting in lieu thereof the following Section 9.7 of Article IX:

The Company shall reimburse the Advisor for Operating Expenses incurred by the Advisor except that the Company shall not reimburse the Advisor for Operating Expenses that in the four consecutive fiscal quarters then ended exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the "2%/25% Guidelines") for such year. The Independent Directors shall have the fiduciary responsibility of limiting such expenses to amounts that do not exceed such limitations unless such Independent Directors shall have made a finding that, based on such unusual and non-recurring factors which they deem sufficient, a higher level of expenses is justified for such year. Any such findings and the reasons in support thereof shall be reflected in the minutes of the meeting of the Directors. Within 60 days after the end of each fiscal quarter, the Advisor will reimburse the Company for any amounts by which the Operating Expenses exceeded the 2% / 25% Guidelines for such year, unless the Independent Directors determine, based on such unusual and non-recurring factors which they deem sufficient, that such excess was justified. Within 60 days after the end of any fiscal quarter of the Company for which Operating Expenses (for the 12 months just ended) exceed the 2%/25% Guidelines, the Advisor shall send a written disclosure of such fact to the Stockholders, together with an explanation of the factors the Independent Directors considered in arriving at the conclusion that such higher Operating Expenses were justified, if applicable. If the Independent Directors do not determine that such excess Operating Expenses are justified, the Advisor shall reimburse the Company within a reasonable time after the end of such 12-month period the amount by which the Operating Expenses exceeded the 2%/25% Guidelines.

SIXTH: The Articles of Incorporation of the Company is hereby amended by deleting therefrom Section 14.2(a) of Article XIV and inserting in lieu thereof the following Section 14.2(a) of Article XIV:

(a)

In connection with any proposed Roll-Up Transaction, an appraisal of all Properties shall be obtained from an Independent Expert.  If the appraisal will be included in a Prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the SEC and the states as an Exhibit to the Registration Statement for the offering.  The Properties shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Properties as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of Properties over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:

(i)

accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(ii)

one of the following:

(1)

remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or

(2)

Receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the Net Assets of the Company.

SEVENTH: These amendments to the Articles of Incorporation of the Company as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Company as required by law.

EIGHTH: The undersigned Chief Executive Officer acknowledges these First Articles of Amendment to the Third Amended and Restated Articles of Incorporation to be the corporate act of the Company and as to all matters of facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

Except as amended hereby, the rest and remainder of the Company’s Articles of Incorporation shall be and remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused these First Articles of Amendment to the Third Amended and Restated Articles of Incorporation to be executed under seal in its name and on its behalf by its Chief Executive Officer, and attested to by its Secretary, on this ____ day of ______________, 2011.

ATTEST:

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

By:  _____________________________________

By: _________________________

(SEAL)

Name:  ___________________________________

Name: _______________________

Title: _____________________________________

Title: ________________________

PROXY

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

THIS PROXY IS SOLICITED FOR THE ANNUAL MEETING

OF SHAREHOLDERS HELD ON DECEMBER 23, 2011

The undersigned hereby appoints James H. Stokes, Jr. and Louis T. Fox, III and each of them, with full power of substitution and resubstitution, as proxies for and in the name of the undersigned, to vote all common shares of beneficial interest of Hartman Short Term Income Properties XX, Inc. that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on December 23, 2011, at 3:00 p.m., local time, at Hartman Short Term Income Properties XX, Inc.'s offices at 2909 Hillcroft, Ste. 420, Houston, Texas 77057, or at any postponement or adjournment thereof, upon the matters described in the accompanying Notice of and Proxy For the Annual Meeting of Shareholders to be held on December 23, 2011, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any postponement or adjournment thereof.

THE UNDERSIGNED HEREBY DIRECTS AND AUTHORIZES SAID PROXIES, AND EACH OF THEM, OR THEIR SUBSTITUTES, TO VOTE AS SPECIFIED BELOW WITH RESPECT TO THE PROPOSALS LISTED BELOW, OR IF NO SPECIFICATION IS MADE, TO VOTE IN FAVOR THEREFOR.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.  IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.  THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

This proxy is solicited on behalf of the Board of Directors.  The Board of Directors recommends a vote "FOR" the proposals listed on the next page.

Proposals of the Company:

1.

Election of Directors.    Nominees:  Allen R. Hartman, Jack Tompkins and Rick Ruskey.

□ For all nominees	□ Against all nominees	□ Abstain

To withhold authority to vote for any individual nominee(s), write in that nominee's name on the lines below:

2.

Approval of the Amendments  to our Charter.

□

For

□

Against

□

Abstain

3.

To ratify Weaver Tidwell, LLP as our independent registered public accounting firm for the year ending in December 31, 2011.

□

For

□

Against

□

Abstain

[Signature Page Follows]

Hartman XX Proxy

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In their discretion, the proxies are authorized to vote upon such other business as may be properly brought before the annual meeting or any postponement or adjournment thereof.

Date:  December __, 2011

Signature

Signature, if held jointly

Please print name

Please print name

Account or Shareholder Number (optional)

Account or Shareholder Number (optional)

Title or Authority (if applicable)

Title or Authority (if applicable)

Please sign exactly as your name or names appear hereon.  Where more than one owner is shown above, each should sign.  When signing in a fiduciary or representative capacity, please give full title.  If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer.  If a partnership, please sign in full partnership name by a duly authorized person.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ON DECEMBER 23, 2011.  IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

Hartman XX Proxy

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